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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                   FORM 8-K

                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934




       Date of Report (Date of earliest event reported):  June 28, 2000




                        XML - GLOBAL TECHNOLOGIES, INC.
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            (Exact name of registrant as specified in its charter)



   Colorado                           0-23391                84-1434313
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(State or other jurisdiction   (Commission file number)   (IRS Employer
of incorporation or                                    Identification No.)
organization)




    1818 Cornwall, Suite 9, Vancouver, British Columbia, Canada    V6J 1C7
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  (Address of principal executive offices)                        (Zip Code)




      Registrant's telephone number, including area code:  (800) 201-1848
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      1038 Homer Street, Vancouver, British Columbia, Canada     V6B 2W9
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         (Former name or former address, if changed since last report)

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ITEM 1:   ACQUISITION OF ASSETS
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     On June 28, 2000. XML - Global Technologies, Inc., a Colorado corporation
(the "Company"), consummated an Agreement to Exchange Stock (the "Agreement"), between the Company, on the one hand, and David Webber ("Webber"), on the other, pursuant to which the Company acquired the remaining outstanding sixty
(60) shares of common stock of DataXchg Inc., a Delaware corporation ("DataXchg") owned by Webber. The shares of common stock of DataXchg acquired from Webber represented sixty percent (60%) of the total issued and outstanding shares of DataXchg at the time of the transaction. Immediately prior to the transaction, the Company owned forty percent (40%) of the outstanding shares of common stock of DataXchg; and, as a result the transaction, DataXchg became a wholly owned subsidiary of the Company.

     In exchange for the shares of common stock of DataXchg owned by Webber, the Company agreed to issue to Webber 1,000,000 shares of the Company's common stock, which shares are "restricted securities" under the Securities Act of 1933, as amended.

     Webber is and continues to serve as a member of the Company's Board of Directors.

ITEM 7:   FINANCIAL STATEMENTS AND EXHIBITS
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     (a)  Financial Statements
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          Pursuant to Item 7(a)(4), the Registrant declares that it is impracticable to provide the required audited financial statements relative to the acquired business at the time of this Report. Such audited financial statements required by Item 7(a) shall be filed not later than sixty (60) days after the due date of this Current Report on Form 8-K.

     (b)  Pro Forma Financial Information
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          Pursuant to Item 7(b) and Item 7(a)(4), the Registrant declares it is impracticable to provide the required pro forma financial information relative to the acquired business at the time of this Report. Such pro forma financial information required by Item 7(b) shall be filed not later than sixty (60) days after the due date of this Current Report on Form 8-K.

     (c)  Exhibits
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          Item Title
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          1.1  Agreement to Exchange Stock




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                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   XML - GLOBAL TECHNOLOGIES, INC.



Date:    June 30, 2000             By: /s/ Peter Shandro
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                                      Peter Shandro,
                                      Chief Executive Officer